UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2026
 ____________________________________

WAFD, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654		91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

425 Pike Street	Seattle	Washington	98101
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	WAFD	NASDAQ Stock Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 4.875% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock	WAFDP	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of WaFd, Inc. (the "Company") was held on February 3, 2026. The three items voted upon by shareholders included 1) the election of four directors; 2) the approval of a non-binding, advisory vote on the compensation of the Company's named executive officers; and 3) the ratification of the appointment of Deloitte & Touche, LLP as the Company's independent registered public accountants for fiscal year 2026. The results of the voting were as follows:

	Votes Cast		Votes	Total	Broker
	For	Against	Withheld	Votes Cast	Non-votes
Election of Directors
Three-year term:
Stephen M. Graham	56,759,261	—	2,064,129	58,823,390	—
Bradley M. Shuster	56,240,093	—	2,583,297	58,823,390	—
Randall H. Talbot	49,773,954	—	9,049,436	58,823,390	—
M. Max Yzaguirre	57,781,624	—	1,041,766	58,823,390	—

	Votes Cast			Total
	For	Against	Abstained	Votes Cast
Non-binding advisory vote on
executive compensation	56,263,771	2,300,778	258,841	58,823,390
Ratify appointment of
Deloitte & Touche, LLP	69,293,849	1,472,617	150,381	70,916,847

Based on the results above, all of the Board of Directors' (the "Board") recommendations were approved by shareholders.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2026, Director Steven Singh notified the Company that he is resigning from the Board, effective, May 13, 2026. Mr. Singh has served as a director of the Company since 2018, and he currently serves on the Technology Committee of the Board. Mr. Singh’s decision to resign from the Board is for personal reasons and not related to any disagreement with the Company or its management.

As previously disclosed, Director David Grant was not nominated for re-election to the Board and retired following the February 3, 2026 annual shareholder meeting, consistent with the Company’s director retirement policy. The Board has appointed Director Bradley Shuster to succeed Mr. Grant as the Chair of the Audit Committee of the Board.

Item 9.01	Financial Statements and Exhibits

(d)     The following exhibits are being filed herewith:

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

February 4, 2026	WAFD, INC.

	By:	/s/ KELLI J. HOLZ
Kelli J. Holz
Executive Vice President and Chief Financial Officer

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